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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                  SECURITIES PURSUANT TO SECTION 12(g) OF THE
                             SECURITIES ACT OF 1934

                    BEACHPORT ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                 UTAH                                   87-428148
      (State of Incorporation)                       (I.R.S. Employer
                                                     Identification No.)

     517 North Robertson Boulevard                          90048
         Los Angeles, CA                                 (Zip Code)
(Address of Principal Executive Offices)

    If this form relates to the registration of a class of Securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [ ]

    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

    Securities Act registration statement file number to which this form relates: 333-33579

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class               Name of each exchange on which
    to be so registered                each class is to be registered
    -------------------                ------------------------------

            None                                     None


Securities to be registered pursuant to Section 12(g) of the Act:


                                  Common Stock
             -------------------------------------------------------
                                (Title of Class)



             -------------------------------------------------------
                                (Title of Class)

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Item 1. Securities to be Registered.

     This Registration Statement relates to the registrant's $.002 par value Common Stock. A description of such Common Stock is contained in the registrant's Registration Statement on Form SB-2, Commission file number 333-33579 filed on August 13, 1997 and the Exhibits thereto, all of which are incorporated herein by reference.

Item 2. Exhibits

     I. Certain of the following Exhibits are filed herewith. Certain other of the following Exhibits have heretofore been filed with the Commission and are incorporated herein by reference.

     1. Specimen Common Stock Certificate.*

     2.(a) Articles of Incorporation of Mace, Inc. (Exhibit 3.1 to Registration Statement on Form SB-2 filed August 13, 1997).

       (b) Articles of Amendment to the Articles of Incorporation of Mace, Inc. (Exhibit 3.2 to Registration Statement on Form SB-2 filed August 13, 1997).

       (c) Articles of Amendment to the Articles of Incorporation of Mace, Inc. (Exhibit 3.3 to Registration Statement on Form SB-2 filed August 13, 1997).

       (d) Articles of Amendment to the Articles of Incorporation of Action Covers, Inc. (Exhibit 3.4 to Registration Statement on Form SB-2 filed August 13, 1997).

       (e) Articles of Amendment to the Articles of Incorporation of Omni International Corporation. (Exhibit 3.5 to Registration Statement on Form SB-2 filed August 13, 1997).

      (f) Articles of Amendment to the Articles of Incorporation of Omni International Corporation. (Exhibit 3.6 to Registration Statement on Form SB-2 filed August 13, 1997).

       (g) Articles of Amendment to the Articles of Incorporation of Beachport Entertainment Corporation. (Exhibit 3.7 to Registration Statement on Form SB-2 filed August 13, 1997).

     (h) Copy of registrant's by-laws.*



*filed herewith



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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      Beachport Entertainment Corporation
                                                  (Registrant)

                                      By  /s/ Barry Mendelson
                                         -------------------------------------
                                         Barry Mendelson
                                         President


Dated October 31, 1997


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